Exhibit 99.(a)(1)(b)

AMENDMENT NO. 1

TO FIFTH AMENDED AND RESTATED

AGREEMENT AND DECLARATION OF TRUST OF

AIM TAX-EXEMPT FUNDS (INVESCO TAX-EXEMPT FUNDS)

This Amendment No. 1 (this “Amendment”) to the Fifth Amended and Restated Agreement and Declaration of Trust (the “Agreement”), dated as of September 20, 2022, as amended, of AIM Tax-Exempt Funds (Invesco Tax-Exempt Funds) (the “Trust”) amends the Agreement of the Trust.

WHEREAS, under Section 9.7 of the Agreement, this Amendment may be executed by a duly authorized officer of the Trust; and

WHEREAS, effective February 24, 2026, the Trust desires to amend the Agreement to remove Invesco Environmental Focus Municipal Fund from Schedule A.

NOW, THEREFORE, the Agreement is hereby amended as follows:

1.	Schedule A of the Agreement is hereby amended and restated to read in its entirety as set forth on Exhibit 1 to this Amendment.

2.	All references in the Agreement to “this Agreement” shall mean the Agreement as amended by this Amendment.

3.	Except as specifically amended by this Amendment, the Agreement is hereby confirmed and remains in full force and effect.

IN WITNESS WHEREOF, the undersigned, a duly authorized officer of the Trust, has executed this Amendment as of _____________.

By:	/s/ Melanie Ringold
Name: Melanie Ringold
Title: Secretary, Senior Vice President and Chief Legal Officer

EXHIBIT 1

“SCHEDULE A

AIM TAX-EXEMPT FUNDS (INVESCO TAX-EXEMPT FUNDS)

PORTFOLIOS AND CLASSES THEREOF

PORTFOLIO	CLASSES OF EACH PORTFOLIO

Invesco AMT-Free Municipal Income Fund	Class A Shares
Class C Shares
Class Y Shares
Class R6 Shares

Invesco California Municipal Fund	Class A Shares
Class C Shares
Class Y Shares
Class R6 Shares

Invesco High Yield Municipal Fund	Class A Shares
Class C Shares
Class F Shares
Class R5 Shares
Class R6 Shares
Class T Shares
Class Y Shares

Invesco Intermediate Term Municipal Income Fund	Class A Shares
Class C Shares
Class F Shares
Class R6 Shares
Class T Shares
Class Y Shares

Invesco Limited Term California Municipal Fund	Class A Shares
Class C Shares
Class Y Shares
Class R6 Shares

Invesco Limited Term Municipal Income Fund	Class A Shares
Class A2 Shares
Class C Shares
Class F Shares
Class R5 Shares
Class R6 Shares
Class T Shares
Class Y Shares

Invesco Municipal Income Fund	Class A Shares
Class C Shares
Class F Shares
Class R6 Shares
Class T Shares
Class Y Shares
Investor Class Shares

Invesco New Jersey Municipal Fund	Class A Shares
Class C Shares
Class Y Shares
Class R6 Shares

Invesco Pennsylvania Municipal Fund	Class A Shares
Class C Shares
Class Y Shares
Class R6 Shares

Invesco Rochester® AMT-Free New York Municipal Fund	Class A Shares
Class C Shares
Class Y Shares
Class R6 Shares

Invesco Rochester® Limited Term New York Municipal Fund	Class A Shares
Class C Shares
Class Y Shares
Class R6 Shares

Invesco Rochester® Municipal Opportunities Fund	Class A Shares
Class C Shares
Class Y Shares
Class R5 Shares
Class R6 Shares

Invesco Rochester® New York Municipals Fund	Class A Shares
Class C Shares
Class Y Shares
Class R6 Shares”